T. Rowe Price

Short-Term
Income Fund

A bond fund seeking a high level of income consistent with minimal fluctuation in principal value and liquidity.

October 1, 2007
Revised to
May 30, 2008

Prospectus

®

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	4
	Some Basics of Fixed-Income Investing	6

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	8
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	13

3	More About the Fund
	Organization and Management	17
	Understanding Performance Information	18
	Investment Policies and Practices	19
	Disclosure of Fund Portfolio Information	29
	Financial Highlights	29

4	Investing With T. Rowe Price
	Opening a New Account	31
	Purchasing Additional Shares	32
	Rights Reserved by the Funds	32

Table of Contents

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $379.8 billion for more than 10 million individual and institutional investor accounts as of June 30, 2007. T. Rowe Price is the fund`s investment manager.

objective, strategy, risks, and expenses

A word about the fund`s structure. This  fund is not available for direct purchase by members of the public. All investments in the fund must be made by T. Rowe Price, T. Rowe Price International, Inc., or their affiliates on behalf of mutual funds and 529 plans.

What is the fund`s objective?

The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

What is the fund`s principal investment strategy?

The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The fund may also invest in bank obligations, collateralized mortgage obligations, foreign securities, and hybrids. The fund`s average effective maturity will not exceed three years but may fluctuate substantially within this limitation. The fund will only purchase securities that are rated within the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price.

Within this broad structure, investment decisions reflect the manager`s outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund`s program) that would provide higher yields and appreciation potential.

In keeping with the fund`s objective, it may also invest in other securities, including futures, options, and swaps.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or credit quality or to shift assets into higher-yielding securities or different sectors.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is

About the Fund

above or below the stated percentage restriction would be made in compliance with applicable restrictions.

For details about the fund`s investment program, please see the Investment Policies and Practices section.

What are the main risks of investing in the fund?

Unlike money market funds, which are managed to maintain a stable share price, the fund`s price can decline. The share price, yield, and overall return will be affected by the following:

  Interest rate risk  This is the risk that an increase in interest rates will likely cause the fund`s share price to fall, resulting in a loss of principal (see Table 2). Prices fall because the bonds and notes in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund`s price could decline.

  Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA through BBB) securities should have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. If the fund invests in securities whose issuers develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  Prepayment risk and extension risk  A fund investing in mortgage-backed bonds, unlike other bond funds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.

  T. Rowe Price2

  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. Loss of money is a risk of investing in the fund.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund is designed for individuals seeking a higher level of income over time than money market funds provide and who are able to accept the risk of modest price declines. If you are investing primarily for principal safety and liquidity, you should consider a money market fund.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  Because the fund commenced operations in 2006, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.

  What fees and expenses will I pay?

  The shares that are offered in this prospectus are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  The fund has a fee covering investment management and ordinary, recurring operating expenses. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.



  Table 1  Fees and Expenses of the Fund
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.50%
Other expenses	0.00%
Total annual fund operating expenses	0.50%

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$51	$160	$280	$628

  other INFORMATION about the fund

  What are the fund`s potential rewards?

  The fund`s income level should generally be above that of a money market fund, but less than that of a long-term bond fund. Its share price should fluctuate less than a longer-term bond fund.

  How does the portfolio manager try to reduce risk?

  Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  Diversification of assets to reduce the impact of a single holding or sector on the fund`s net asset value.

  Thorough credit research by our own analysts.

  Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

  T. Rowe Price4

  Is the fund a substitute for a money market fund?

  No. Money market funds, which have an average portfolio maturity of no more than 90 days, ordinarily generate lower income in return for stability of net asset value. The fund`s total return is expected to fluctuate more than a money market fund`s and, therefore, it should be viewed as a longer-term and riskier investment.

  Do mortgage-backed securities differ from other high-quality bonds?

  Yes, in one major respect. Non-mortgage bonds generally repay principal (face value of the bond) when their maturity date is reached, but most mortgage-backed securities repay principal continually as homeowners make mortgage payments. Homeowners have the option of paying either part or all of the loan balance before maturity, perhaps to refinance or buy a new home. As a result, the effective maturity of a mortgage-backed security is virtually always shorter than its stated maturity.

  For example, a new Fannie Mae certificate backed by 15-year, fixed-rate mortgages will generally have a far shorter life than 15 years  — probably seven or less. Therefore, it will usually be no more volatile than a 5- or 7-year Treasury note. It is possible to estimate the average life of an entire mortgage pool backing a particular security with some accuracy, but not with certainty.

  Why are yields on mortgage-backed securities higher than yields on Treasuries of similar maturity?

  The structure of mortgage-backed securities is much more complex and their effective maturities are uncertain because of unscheduled prepayments. Higher yields compensate investors for these potentially negative features. See the previous discussion of prepayment risk and extension risk.

  What are derivatives and can the fund invest in them?

  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years. Investments in derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the follow



  ing: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and at a lower cost than is possible through direct investment, or adjust portfolio duration or credit exposure.

  We will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolio to be more volatile than a three-year investment-grade bond.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  some basics of Fixed-Income investing

  Is a fund`s yield fixed or will it vary?

  It will vary. A fund`s yield is a function of its income and share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

  Is yield the same as total return?

  Not for bond funds. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period.

  What is credit quality and how does it affect yield?

  Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

  What is meant by a bond fund`s maturity?

  Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

  T. Rowe Price6

  A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.

  What is meant by a bond fund`s duration?

  Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

  Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (A bond fund`s duration is shown in its shareholder report.)

  How is a bond`s price affected by changes in interest rates?

  When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 2.

  Table 2  How Interest Rates May Affect Bond Prices
		Price of a $1,000 face value bond if interest rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
2 years	4.86%	$982	$964	$1,019	$1,038
5 years	4.92	958	918	1,045	1,092
10 years	5.02	926	860	1,081	1,170
30 years	5.12	864	755	1,170	1,386

  Coupons reflect yields on Treasury securities as of June 30, 2007. The table may not be representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.



  Pricing Shares and Receiving Sale Proceeds

  How and When Shares Are Priced

  The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If the fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including the developments in foreign markets, performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.

  2

  Information About Accounts in T. Rowe Price Funds

  How Your Purchase, Sale, or Exchange Price Is Determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m. ET, it will be priced at the next business day`s NAV.

  The funds generally cannot accept orders that request a particular day or price for a transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How You Can Receive the Proceeds From a Sale

  When filling out the New Account Form, you may wish to give your organization the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.



  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 3  Dividend Payment Schedule (Continued)
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
Stock funds	Must be a shareholder on the dividend record date.
Declared annually, if any, generally in December.

  Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a por

  T. Rowe Price10

  tion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

  Capital Gain Payments

  A capital gain or loss is the difference between the purchase and sale price of a security.

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Tax Information

  You will be sent information for your tax filing needs on a timely basis.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond and money funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of



  the ordinary dividends paid by the bond and money funds is expected to qualify for this deduction.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is a sale for tax purposes.

  In January, you will be sent a Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year, based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make and a year-end statement detailing all of your transactions in each fund account during the year.

  Taxes on Fund Distributions

  In January, you will be sent Form 1099-DIV and other information or IRS forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will also be reported to the IRS. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond or money fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  T. Rowe Price12

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment

  The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars

  All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks.



  Large Sale (Redemption) Conditions

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. The fund has the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind").  If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

  We also request that you give us three business days` notice for any redemption of $2 million or more.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — "How and When Shares Are Priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  Omnibus Accounts

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe

  T. Rowe Price14

  Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder.

  Retirement Plans

  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy

  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions (see Information About Your Services); and 3) checkwriting redemptions from bond and money funds.

  In addition, transactions in systematic nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or retirement plan recordkeeper has restrictions on trading that differ from T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you purchase or redeem your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.



  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  T. Rowe Price16

  Organization and Management

  How is the fund organized?

  The fund was incorporated in Maryland in 2006 and is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund officers. At least 75% of Board members are independent of T. Rowe Price.

  All decisions regarding the purchase and sale of fund investments are made by T.x11 Rowe Pricexd1 specifically by the fund`s portfolio manager .

  3

  More About the Fund

  Portfolio Management

  T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee members are: Edward A. Wiese, Chairman, Connice A. Bavely, Steven G. Brooks, Jerome A. Clark, Charles B. Hill, Wyatt A. Lee, James M. McDonald, Cheryl A. Mickel, and Vernon A. Reid, Jr. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Wiese has been chairman of the committee since 1995. He joined T. Rowe Price in 1984 and has been managing investments since its inception. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.

  The Management Fee

  The fund pays T. Rowe Price an annual all-inclusive fee of 0.50% based on its average daily net assets. The fund calculates and accrues the fee daily. The management fee includes ordinary, recurring operating expenses but does not cover interest, taxes, brokerage, nonrecurring or extraordinary items.

  A discussion about the factors and conclusions considered by the Board in approving the fund`s investment management contract with T. Rowe Price appears in the fund`s annual report to shareholders for the period ended May 31.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  T. Rowe Price18

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Yield

  The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

  For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield, also called the standardized yield, may differ from the dividend yield.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)



  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund. These limitations do not apply to the fund`s purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

  Bonds

  A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

  A bond`s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond`s price usually rises when interest rates fall and vice versa, so its yield stays consistent with current market conditions.

  T. Rowe Price20

  Conventional fixed-rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

  Bonds may be unsecured (backed by the issuer`s general creditworthiness only) or secured (also backed by specified collateral). Bonds include asset- and mortgage-backed securities.

  Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds` principal values. The maturity of those securities may be shortened under certain specified conditions.

  Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation`s earnings and assets and, in the event of liquidation, are paid before subordinated debt.

  Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

  Operating policy  There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 10% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.



  Asset-Backed Securities

  An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security`s weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

  Mortgage-Backed Securities

  The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

  Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund`s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

  T. Rowe Price22

  Operating policy There is no limit on fund investments in mortgage-backed securities.

  Additional mortgage-backed securities in which the fund may invest include:

  Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including GNMA, FNMA, FHLMC, and non-agency backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.

  Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (when interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

  A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions, these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.

  Operating policy  Fund investments in stripped mortgage securities are limited to 10% of total assets.

  Commercial Mortgage-Backed Securities (CMBS) CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, etc. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments.



  Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The amount of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on fund investments in these securities.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Deferrable Subordinated Securities

  These are securities with long maturities that are deeply subordinated in the issuer`s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option

  T. Rowe Price24

  that creates an effective maturity date significantly shorter than the stated one. Fund investments will be made in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund`s investment objective and program.

  Inflation-Linked Securities

  Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities (TIPS) are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

  Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

  Illiquid Securities

  These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both of the T. Rowe Price internal money funds. Short-term, high-quality U.S. and foreign



  dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit exposure. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put

  T. Rowe Price26

  options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Swaps

  Fund investments may be made in interest rate, index, total return, currency, credit default, and other types of swap agreements, as well as options on swaps or swaptions. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swaptions can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit exposure.

  There are risks in the use of swaps and swaptions. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company or government on which the credit default swap is based. The use of swaps and swaptions may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.

  Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. Swaptions: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards," which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is



  denominated, a strategy known as "proxy hedging." The fund may also use these instruments to create a synthetic bond— issued in one currency but with the currency component transformed into another currency. If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund`s foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Operating policy  The fund will not commit more than 10% of total assets to any combination of the types of foreign currency instruments described above.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  When-Issued Securities and Forwards

  The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund`s net asset value than if the fund did not purchase them.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions.

  T. Rowe Price28

  Funds investing in bonds may have higher turnover than funds investing in stocks. Unlike stocks, fixed-maturity bonds require reinvestment. For funds investing in mortgages and callable debt, frequent reinvestment of principal is often required. Common trading strategies, such as mortgage dollar rolls, can increase turnover. Active investment strategies, such as sector rotation and duration management, also necessitate more frequent trading. The fund`s portfolio turnover rate is shown in the Financial Highlights table.

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  Table 4, which provides information about the fund`s financial history, is based on a single share outstanding throughout the period shown. The table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.



  Table 4  Financial Highlights
9/29/06* through 5/31/07 a

Net asset value,beginning of period	$5.00
Income From Investment Operations
Net investment income	0.19
Net gains or losses on securities (both realized and unrealized)	(0.04)
Total from investment operations	0.15
Less Distributions
Dividends (from net investment income)	(0.16)
Distributions (fromcapital gains)	—
Returns of capital	—
Total distributions	(0.16)
Redemption fees addedto paid in capital	—
Net asset value,end of period	$4.99
Total return	2.95%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$1,008,210
Ratio of expenses to average net assets	0.50%b
Ratio of net income to average net assets	4.75%b
Portfolio turnover rate	39.0%b

  *Inception date.

  aPer share amounts calculated using average shares outstanding method.

  bAnnualized.

  T. Rowe Price30

  Opening a New Account

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account for an entity, you will be required to provide the entity`s name, street address, and tax identification number as well as your name, residential street address, date of birth, and Social Security number as the person opening the account on behalf of the entity. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable records.

  We will use this information to verify the identity of the entity and person opening the account. We will not be able to open the account for the entity until we receive all of this information. If we are unable to verify the identity of the entity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Note: Shares may only be purchased and held by institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies. T. Rowe Price will not authorize the transfer of ownership from an institutional to a noninstitutional account. Shares held by noninstitutional accounts are subject to involuntary redemption at any time.

  All initial and subsequent investments must be made by bank wire.

  By Wire

  Call Financial Institution Services at 1-800-638-8797 for an account number and assignment to a dedicated service representative, and give them the following wire instructions to your bank:

  Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
  Receiving Bank ABA#:   043000096
  Beneficiary:  T. Rowe Price [fund name]
  Beneficiary Account:  1004397951
  Originator to Beneficiary Information (OBI):
  name of owner(s) and account number

  4

  Investing With T. Rowe Price

  In order to obtain an account number, you must supply the name, Social Security or employer identification number, and business street address for the account.

  Complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate T. Rowe Price addresses listed under "Exchanging and Redeeming Shares—By Mail."

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  Purchasing Additional Shares

  By Wire

  Call Financial Institution Services or use the wire instructions listed in Opening A New Account—Important Information About Opening an Account.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a

  T. Rowe Price32

  group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.



  F161-040 5/30/08

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-8797. These documents are also available at troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  1940 Act File No. 811-21919